UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 22, 2018

SJW Group
(Exact name of registrant as specified in its charter)

Delaware	001-8966	77-0066628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 W. Taylor Street, San Jose, California		95110
(Address of principal executive offices)		(Zip Code)

(408) 279-7800
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [ ]

Item 8.01. Other Events
On March 22, 2018, the California Public Utilities Commission (the “Commission”) issued a decision in the proceeding to determine the cost of capital (“COC”) for the period 2018 through 2020 for San Jose Water Company, a wholly-owned subsidiary of SJW Group. The COC is a triannual regulatory process in which the Commission determines a regulated water utility's cost of long-term debt and common stock and the components of the authorized capital structure. The Commission’s decision provides for a reduction to San Jose Water Company's authorized return on equity from 9.43% to 8.90% and its overall return on rate base from 8.09% to 7.64%.  The decision is effective retroactively to January 1, 2018, and it allows for the continuation of a Water Cost of Capital Mechanism (“WCCM”). The WCCM is a mechanism that allows for an annual adjustment to authorized return on equity between COC filings. New customer water rates reflecting this updated authorized rate of return will become effective on or about March 27, 2018. The differential in revenue requirement from January 1, 2018 up to the time when the new rates became effective in March 2018 has been tracked in a memorandum account and is subject to customer refund in San Jose Water Company’s next general rate adjustment.  The anticipated reduction in authorized revenue requirement for 2018 is approximately $6 million. The decision is subject to appeal within 30 days from the date of issuance.
This report contains certain forward-looking statements including, but not limited to, statements relating to the potential impact of the Commission’s decision on SJW Group’s authorized revenue requirement, which are made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of SJW Group to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Other factors that may cause actual results, performance or achievements to materially differ are described in SJW Group's most recent reports on Form 10-K, Form 10-Q and Form 8-K filed with the Securities and Exchange Commission. SJW Group undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SJW GROUP
Date: March 22, 2018	/s/ James P. Lynch
James P. Lynch, Chief Financial Officer and Treasurer